Supplement dated July 15, 2014 to the

Horace Mann Life Insurance Company Separate Account and the

Horace Mann Life Insurance Company Qualified Group Annuity Separate Account

Prospectuses Dated May 1, 2014

The purpose of this supplement is to advise you of proposed changes to the Wilshire VIT Equity Fund (the “Equity Fund”), Wilshire VIT Income Fund (the “Income Fund”), Wilshire VIT International Equity Fund (the “International Equity Fund”), Wilshire VIT Small Cap Fund (the “Small Cap Fund”) and Wilshire VIT Socially Responsible Fund (the “Socially Responsible Fund”), five of the investment options available under your variable annuity contract or certificate (“Contract”) issued by Horace Mann Life Insurance Company. Please read this supplement carefully and keep it with your prospectus for future reference. The following updates certain information in the prospectus for your Contract.

Wilshire VIT Fund Mergers

The Board of Trustees of the Wilshire Variable Insurance Trust has approved the mergers of the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund into the Wilshire VIT Balanced Fund (the “Balanced Fund”). Each of these mergers (the “Mergers”) is subject to shareholder approval. A combined prospectus/proxy statement will be mailed during the third quarter of 2014. If approved, the proposed Mergers are expected to be effective in the third quarter of 2014.

Horace Mann has also been advised that no purchases into the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and the Socially Responsible Fund will be allowed on or after September 19, 2014 (the “Blackout Date”).

In addition, Horace Mann has been informed that, on the effective date of the Mergers, the name of the Balanced Fund will be changed to the Wilshire VIT Global Allocation Fund (the “Global Allocation Fund”).

On the effective date of the Mergers (the “Merger Date”), the Subaccount investing in the Global Allocation Fund will replace the Subaccounts investing in the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund, and Socially Responsible Fund (the “Merged Funds”) as an investment option under your Contract. As a result of the proposed Mergers and the Blackout Date:

•	Any dollar value (“Account Value”) remaining in the Subaccounts investing in the Merged Funds (the “Merged Fund Subaccounts”) on the Merger Date will instead be invested in the Subaccount investing in the Global Allocation Fund (the “Global Allocation Fund Subaccount”).

•	If you have elected to allocate premium payments (less any applicable premium taxes) (“Net Premium”) or transfers under dollar cost averaging or rebalancing programs to one or more of the Merged Fund Subaccounts, then on and after the Blackout Date, the portion of your Net Premium or such transfers that you had previously allocated to those Subaccounts will be allocated instead to the Subaccount investing in the Balanced Fund (before the Merger Date) or the Global Allocation Fund Subaccount (after the Merger Date).

•	If you participate in the systematic withdrawal program with allocations to one or more of the Merged Fund Subaccounts, then on and after the Merger Date, those withdrawal allocations will instead be from the Global Allocation Fund Subaccount.

•	If you are receiving variable annuity payments from one or more of the Merged Fund Subaccounts, then on and after the Merger Date those payments will instead be from the Global Allocation Fund Subaccount.

If you are impacted by the Mergers and you have no objection to the above changes that will result if the Mergers are approved, then no action is necessary on your part. If you wish to make any transfers or new allocations in view of the proposed Mergers and the Blackout Date, instructions are provided below.

Transfers of Account Value

If you currently have Account Value allocated to the Subaccounts investing in the Merged Funds (the “Merged Fund Subaccounts”), then you should consider transferring that Account Value to any of the other Subaccounts available as investment options under your Contract or to the fixed account, provided that you do not transfer to more than 10 investment options at any time. Instructions for making such transfers are set forth at the end of this Supplement. More information on transfers can be found in the section of your prospectus entitled “Transfers.”

We currently do not impose any restrictions, or assess any fees, charges or penalties, on transfers of Account Value from one Subaccount to another, or from a Subaccount to the fixed account option, before the date annuity payments begin under a Contract. Accordingly, there will be no charge:

•	for transfers from the Merged Fund Subaccounts that you make before the Merger Date in response to this Supplement;

•	if on the Merger Date, we transfer your Account Value that remains invested in the Merged Fund Subaccounts to the Global Allocation Fund Subaccount;

•	if, after we have made such transfers of your Account Value from the Merged Fund Subaccounts to the Global Allocation Fund Subaccount, you then transfer such Account Value from the Global Allocation Fund Subaccount to other available investment options.

Systematic Investment Programs and Future Net Premium Allocations

If you participate in the dollar cost averaging program or the rebalancing program with allocations to one or more of the Merged Fund Subaccounts, and/or currently invest in or have designated future allocations of Net Premium to one or more of those Subaccounts, then you should consider providing new allocation instructions to us at our Home Office, by any of the methods set forth at the end of this Supplement. More information on the dollar cost averaging and rebalancing programs can be found in the sections of your prospectus under “Transactions”.

Systematic Withdrawal Programs

If you participate in the systematic withdrawal program with allocations to one or more of the Merged Fund Subaccounts, then you should consider providing new allocation instructions to us at our Home Office, by any of the methods set forth at the end of this Supplement. More information on the systematic withdrawal program can be found in the section of your prospectus under “Systematic Withdrawals”.

Variable Annuity Payments

If you are receiving variable annuity payments from one or more of the Merged Fund Subaccounts, then on and after the Merger Date those payments will instead be from the Global Allocation Fund Subaccount. Your Contract provides that no transfers are allowed after the date when annuity payments begin. However, for a period beginning now through 30 days following the Merger Date , we will allow you to make one transfer from a Merged Fund Subaccount (or from the Global Allocation Fund Subaccount, if your request is made after the Merger Date) to any other investment option available for variable annuity payments under your Contract. You will receive a separate communication from us with more information on making such a request.

Instructions for Making Requests to Horace Mann

You may make a transfer or change your allocations of Net Premium or your allocations under dollar cost averaging, rebalancing, or systematic withdrawal programs by accessing the Horace Mann website at www.horacemann.com and looking in the “My Account” section, by writing to the Horace Mann Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a facsimile transmission request to (877) 832-3785, or by telephoning (855) 806-7765 (toll-free). The appropriate form must be used for written allocation changes. These forms may be requested by any of the above methods or may be downloaded by accessing the Horace Mann website as stated above.

You should carefully consider the investment objectives, charges, expenses and risks of any Subaccount to which you allocate Net Premium or transfer Account Value. You can find more detailed information about the underlying mutual funds available as investment options under your Contract in the current prospectuses for those underlying mutual funds. You may obtain those prospectuses by visiting the Horace Mann website at www.horacemann.com, by contacting the registered representative who sold you your Contract, by writing to 1 Horace Mann Plaza, Springfield, IL 62715, or by calling (855) 806-7765.

*  *  *  *  *

If you have any questions regarding this Supplement, please contact the registered representative who sold you your Contract, write to our Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657, or call our Home Office at (855) 806-7765 (toll-free).

3